UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 25, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-21              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-10HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as Seller, Specialized Loan Servicing, LLC, as Servicer, JPMorgan Chase Bank, N.A. as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Terwin Mortgage Trust Asset-Backed Certificates,
                Series TNTS 2005-10HE

                        JPMorgan Chase Bank, N.A. as Servicing Administrator, Securities Administrator and Backup Servicer

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   October 31, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2005

                              Terwin Mortgage Trust
                           Asset-Backed Certificates
                                Series 2005-10HE
                        Statement To Certificateholders
                                 October 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                        Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total          Losses     Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1A      125,909,000.00    109,559,415.53   7,509,162.21     350,377.10     7,859,539.31        0.00       0.00      102,050,253.32
A1B       69,596,000.00     69,596,000.00           0.00     230,981.39       230,981.39        0.00       0.00       69,596,000.00
A1C       14,695,000.00     14,695,000.00           0.00      49,718.08        49,718.08        0.00       0.00       14,695,000.00
M1        10,213,000.00     10,213,000.00           0.00      35,212.15        35,212.15        0.00       0.00       10,213,000.00
M2         9,247,000.00      9,247,000.00           0.00      32,179.56        32,179.56        0.00       0.00        9,247,000.00
M3         5,934,000.00      5,934,000.00           0.00      20,745.92        20,745.92        0.00       0.00        5,934,000.00
M4         4,830,000.00      4,830,000.00           0.00      17,353.12        17,353.12        0.00       0.00        4,830,000.00
M5         4,554,000.00      4,554,000.00           0.00      16,544.94        16,544.94        0.00       0.00        4,554,000.00
M6         4,140,000.00      4,140,000.00           0.00      15,174.25        15,174.25        0.00       0.00        4,140,000.00
B1         3,864,000.00      3,864,000.00           0.00      15,967.98        15,967.98        0.00       0.00        3,864,000.00
B2         3,312,000.00      3,312,000.00           0.00      13,873.60        13,873.60        0.00       0.00        3,312,000.00
B3         3,036,000.00      3,036,000.00           0.00      13,769.10        13,769.10        0.00       0.00        3,036,000.00
B4         2,070,000.00      2,070,000.00           0.00      12,222.78        12,222.78        0.00       0.00        2,070,000.00
B5         2,622,000.00      2,622,000.00           0.00      15,482.18        15,482.18        0.00       0.00        2,622,000.00
B6         5,520,000.00      5,520,000.00           0.00      28,750.00        28,750.00        0.00       0.00        5,520,000.00
B7         3,450,000.00      3,450,000.00           0.00      17,968.75        17,968.75        0.00       0.00        3,450,000.00
R                100.00              0.00           0.00           0.00             0.00        0.00       0.00                0.00
TOTALS   272,992,100.00    256,642,415.53   7,509,162.21     886,320.90     8,395,483.11        0.00       0.00      249,133,253.32

ES                 0.00              0.00           0.00      43,280.92        43,280.92        0.00       0.00                0.00
X                  0.00              0.00           0.00     640,470.59       640,470.59        0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A     881561UX0       870.14761081    59.63959852     2.78278042   62.42237894          810.50801229     A1A    3.970000 %
A1B     881561UY8     1,000.00000000     0.00000000     3.31888887    3.31888887        1,000.00000000     A1B    4.120000 %
A1C     881561UZ5     1,000.00000000     0.00000000     3.38333311    3.38333311        1,000.00000000     A1C    4.200000 %
M1      881561VB7     1,000.00000000     0.00000000     3.44777734    3.44777734        1,000.00000000     M1     4.280000 %
M2      881561VC5     1,000.00000000     0.00000000     3.48000000    3.48000000        1,000.00000000     M2     4.320000 %
M3      881561VD3     1,000.00000000     0.00000000     3.49611055    3.49611055        1,000.00000000     M3     4.340000 %
M4      881561VE1     1,000.00000000     0.00000000     3.59277847    3.59277847        1,000.00000000     M4     4.460000 %
M5      881561VF8     1,000.00000000     0.00000000     3.63305665    3.63305665        1,000.00000000     M5     4.510000 %
M6      881561VG6     1,000.00000000     0.00000000     3.66527778    3.66527778        1,000.00000000     M6     4.550000 %
B1      881561VH4     1,000.00000000     0.00000000     4.13250000    4.13250000        1,000.00000000     B1     5.130000 %
B2      881561VJ0     1,000.00000000     0.00000000     4.18888889    4.18888889        1,000.00000000     B2     5.200000 %
B3      881561VK7     1,000.00000000     0.00000000     4.53527668    4.53527668        1,000.00000000     B3     5.630000 %
B4      881561VL5     1,000.00000000     0.00000000     5.90472464    5.90472464        1,000.00000000     B4     6.957412 %
B5      881561VM3     1,000.00000000     0.00000000     5.90472159    5.90472159        1,000.00000000     B5     6.957412 %
B6      881561VN1     1,000.00000000     0.00000000     5.20833333    5.20833333        1,000.00000000     B6     6.250000 %
B7      881561VP6     1,000.00000000     0.00000000     5.20833333    5.20833333        1,000.00000000     B7     6.250000 %
R       881561VU5         0.00000000     0.00000000     0.00000000    0.00000000            0.00000000     R      0.000000 %
TOTALS                  940.10931280    27.50688467     3.24669066   30.75357532          912.60242813
-----------------------------------------------------------------------------------------------------    ------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


                          Principal Remittance Amount                                                                 7,509,162.21

                          Scheduled Principal Payments                                                                  212,276.39

                          Extra Principal Distribution Amount                                                                 0.00

                          Principal Prepayments                                                                       7,296,885.82
                                                 Curtailments (Current)                                                  11,189.58
                                                 Curtailments (Cumulative)                                               33,804.05

                          Repurchase Principal (Current)
                                                 Balance of Mortgage Loans Repurchased                                        0.00
                                                 Number of Mortgage Loans Repurchased                                         0.00

                          Repurchase Principal (Cumulative)
                                                 Balance of Mortgage Loans Repurchased                                        0.00
                                                 Number of Mortgage Loans Repurchased                                         0.00

                          Substitution Amounts                                                                                0.00

                          Net Liquidation Proceeds                                                                            0.00

                          Insurance Proceeds                                                                                  0.00

                          Other Principal                                                                                     0.00

                          Gross Interest                                                                              1,550,576.34

                          Prepayment Interest Shortfalls                                                                      0.00

                          SSCRA Interest Adjustments                                                                          0.00

                          LPMI Adjustments                                                                                    0.00

                          Modification Interest Losses                                                                        0.00

Servicing Related Reporting Items

                          Recoveries from Prior Loss Determinations (Current)                                                 0.00
                          Recoveries from Prior Loss Determinations (Cumulative)                                              0.00

                          Reimbursement of Non-Recoverable Advances Previously Made (Current)                                 0.00
                          Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                              0.00

                          Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                              0.00
                          Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                           0.00

                          Servicing Fees                                                                                 64,593.84

                          Securites Administration Fee                                                                    1,082.02

                          Credit Risk Manager Fees                                                                        3,246.07

                          Prepayment Premiums (Current)
                                   Number of Loans with Respect to which Prepayment Premiums were Collected                   21.00
                                   Balance of Loans with Respect to which Prepayment Premiums were Collected           4,089,058.30
                                   Amount of Prepayment Premiums Collected                                                88,418.00

                          Prepayment Premiums (Cumulative)
                                   Number of Loans with Respect to which Prepayment Premiums were Collected                   80.00
                                   Balance of Loans with Respect to which Prepayment Premiums were Collected          11,413,273.64
                                   Amount of Prepayment Premiums Collected                                               273,010.10

                          Current Monthly Advances                                                                            N/A

                          Total Outstanding Advances                                                                          N/A

                          Initial Number of Loans Outstanding                                                               2,462

                          Initial Aggregate Loan Balance                                                           276,035,204.92

                          Beginning Number of Loans Outstanding                                                             2,341

                          Beginning Aggregate Loan Balance                                                         259,685,520.45

                          Ending Number of Loans Outstanding                                                                2,304

                          Ending Aggregate Loan Balance                                                            252,176,358.24

                Delinquent Mortgage Loans
                                                  Group Totals
                                                                                           Principal
                                                  Period                Number               Balance              Percentage
                                                 0-29 days                     171           19,852,043.54                  7.87 %
                                                 30-59 days                     57            5,706,953.96                  2.26 %
                                                 60-89 days                     17            1,461,486.70                  0.58 %
                                                 90-119 days                     3              243,245.72                  0.10 %
                                                 120+days                        0                    0.00                  0.00 %
                                                  Total                        248           27,263,729.92                 10.81 %

                Bankruptcies
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           10              738,186.71                 0.29 %

                          Number of Bankruptcies (Current)                                                                    5.00
                          Balance of Bankruptcies (Current)                                                             273,081.49

                          Number of Bankruptcies delinquent 30 to 59 days                                                     4.00
                          Balance of Bankruptcies delinquent 30 to 59 days                                              407,789.70

                          Number of Bankruptcies delinquent 60 to 89 days                                                     1.00
                          Balance of Bankruptcies delinquent 60 to 89 days                                               57,315.52
                          Number of Bankruptcies delinquent 90 to 119 days                                                    0.00
                          Balance of Bankruptcies delinquent 90 to 119 days                                                   0.00

                          Number of Bankruptcies delinquent 120+ days                                                         0.00
                          Balance of Bankruptcies delinquent 120+ days                                                        0.00

                Foreclosures
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           10            1,709,784.10                 0.68 %

                          Number of Foreclosures (Current)                                                                    0.00
                          Balance of Foreclosures (Current)                                                                   0.00

                          Number of Foreclosures 30 to 59 days                                                                0.00
                          Balance of Foreclosures 30 to 59 days                                                               0.00

                          Number of Foreclosures 60 to 89 days                                                                0.00
                          Balance of Foreclosures 60 to 89 days                                                               0.00

                          Number of Foreclosures 90 to 119 days                                                              10.00
                          Balance of Foreclosures 90 to 119 days                                                      1,709,784.10

                          Number of Foreclosures 120+ days                                                                    0.00
                          Balance of Foreclosures 120+ days                                                                   0.00

                REO Properties
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %

                          Number of REO Properties (Current)                                                                  0.00
                          Balance of REO Properties (Current)                                                                 0.00

                          Number of REO Properties 30 to 59 days                                                              0.00
                          Balance of REO Properties 30 to 59 days                                                             0.00

                          Number of REO Properties 60 to 89 days                                                              0.00
                          Balance of REO Properties 60 to 89 days                                                             0.00

                          Number of REO Properties 90 to 119 days                                                             0.00
                          Balance of REO Properties 90 to 119 days                                                            0.00

                          Number of REO Properties 120+ days                                                                  0.00
                          Balance of REO Properties 120+ days                                                                 0.00

                          Book Value of REO Properties                                                                        0.00

                          Current Realized Losses                                                                             0.00

                          Subsequent Losses on Prior Loss Determinations                                                      0.00

                          Cumulative Realized Losses                                                                          0.00

                          Modification Principal Losses                                                                       0.00

                          Gross Weighted Average Coupon                                                                   7.2055 %

                          Net Weighted Average Coupon                                                                     6.6855 %

                          Weighted Average Remaining Term (Prior Month)                                                        348

                          Weighted Average Remaining Term (Current Month)                                                      347

Trigger Event Reporting Items

                          Trigger Event Occurrence                                                                              NO
                          Does Rolling 3 Month Delinq Rate equal or exceed 33.50% of Required Pct?                              NO
                          Rolling 3 Month Delinquency Rate                                                                0.9910 %
                          40.25% of Required Pct (Effective After Stepdown Date)                                         18.9457 %

                          Does Cum Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                      NO
                          Cumulative Realized Losses as % of Orig Agg Loan Balance                                        0.0000 %
                          Required Loss Percentage (Effective August 2008)                                                3.2500 %

O/C Reporting Items

                          Minimum Required Overcollateralization Amount                                               1,380,176.02
                                                 Percentage of Initial Aggregate Loan Balance                               0.50 %
                          Targeted Overcollateralization Amount                                                       3,036,387.25
                                                 Percentage of Initial Aggregate Loan Balance                               1.10 %
                          Ending Overcollateralization Amount                                                         3,043,104.92
                                                 Percentage of Initial Aggregate Loan Balance                               1.10 %
                          Ending Overcollateralization Deficiency                                                             0.00
                          Monthly Excess Interest                                                                       553,460.84
                          Net Excess Spread                                                                                 2.65 %
                          Payment to Class X                                                                            640,470.59

                          Cap Contract Account - Beginning Notional Balance                                         265,997,171.00
                          Deposits                                                                                            0.00
                          Withdrawals                                                                                         0.00

                          Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)                 1,408.26
                          Class A-1A                                                                                          0.00
                          Class A-1B                                                                                          0.00
                          Class A-1C                                                                                          0.00
                          Class M-1                                                                                           0.00
                          Class M-2                                                                                           0.00
                          Class M-3                                                                                           0.00
                          Class M-4                                                                                           0.00
                          Class M-5                                                                                           0.00
                          Class M-6                                                                                           0.00
                          Class B-1                                                                                           0.00
                          Class B-2                                                                                           0.00
                          Class B-3                                                                                           0.00
                          Class B-4                                                                                         621.29
                          Class B-5                                                                                         786.97
                          Class B-6                                                                                           0.00
                          Class B-7                                                                                           0.00

